AMSTAR VALUE FUND
                            AMSTAR TOTAL RETURN FUND
                             AMSTAR HIGH YIELD FUND
                   (EACH A SERIES OF AMSTAR INVESTMENT TRUST)

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2003


Effective immediately, the Amstar International Equity Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase. It is anticipated that all shares of the Fund will be redeemed or exchanged into another Amstar fund and that the Fund will discontinue operations before September 30, 2003.

Amstar Investment Trust would like to announce the opening of Class C shares for all its Funds. As of the date of this Supplement investors may purchase Class A and Class C shares of all the Amstar Funds. However, it should be noted Class B shares of each of the Amstar Funds listed above are still not available for purchase until further notice from the Amstar Investment Trust.

Please contact Amstar Distributors, Inc. at 1-800-901-6049 for more information on the Amstar Funds and their availability in your state.